                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2003

                          CELEBRITY ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                  0-19196                 11-2880337
       (State or other          (Commission File           (IRS Employer
        jurisdiction of              Number)            Identification No.)

                              53 Churchill Drive
                                 Barrie,Ontario
                                 Canada L4N-8Z5
                    (Address of principal executive offices)

                                 705-734-2720
                           (Issuer's telephone number)

          (Former name or former address, if changed since last report)
                         214 Brazilian Avenue, Suite 260
                            Palm Beach, Florida 33480
                                  561/309-3169

                                       1

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

Celebrity Entertainment, Inc. and Injecto-Matic Systems, Inc. entered into a
Share Exchange Agreement as of June 12th, 2003, which is included herein as an
Exhibit.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                       NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                       NOT APPLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                       NOT APPLICABLE

ITEM 5.  OTHER EVENTS

                       NOT APPLICABLE

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

The Registrant's President, Chief Executive Officer and Director, James J.
McNamara, and its Executive Vice-President and Director, J. William Metzger,
have submitted their resignations as members of the Board of Directors and as
Officers of the corporation. The new Officers and Directors are James K. Angus,
Vice President and Director, and Bruce E. McCron, Chief Executive Officer and
Chairman of the Board of Directors.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       Exhibit          Description

       10.1             Share Exchange Agreement dated June 12, 2003
                        between Celebrity Entertainment, Inc. and Injecto-Matic
                        Systems, Inc.

                                       2

                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 16, 2003               CELEBRITY ENTERTAINMENT, INC.
                                          (Registrant)

                                   /s/ Bruce E. McCron
                                   ----------------------------
                                       Bruce E. McCron
                                       Chief Executive Officer